Exhibit 99.1

Investor Contact:                         Media Contact:
Lindsey Opsahl                        Leslie Wojcik
SEI                                SEI
+1 610-676-4052                        +1 610-676-4191
lopsahl@seic.com                        lwojcik@seic.com
Pages:        8

FOR IMMEDIATE RELEASE

SEI Reports Fourth-Quarter 2019 Financial Results

OAKS, Pa., Jan. 29, 2020 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the fourth-quarter 2019. Diluted earnings per share were $0.84 in fourth-quarter 2019 compared to $0.73 in fourth-quarter 2018.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended Dec. 31,			For the Twelve Months Ended Dec. 31,
	2019	2018	%	2019	2018	%

Revenues	$423,225	$405,057	4%	$1,649,885	$1,624,167	2%
Net income	128,737	116,034	11%	501,426	505,868	(1)%
Diluted earnings per share	$0.84	$0.73	15%	$3.24	$3.14	3%
“Our financial results for 2019 reflect steady success in growing our profits. While we continue to execute our long-term strategy, turning headwinds into tailwinds, we are leveraging all of our assets through our One SEI approach,” said Alfred P. West, Jr., SEI Chairman and CEO.
“The wealth and investment industries are dynamic. We believe our unique position across financial technology, operations and investments provide growth opportunities that will lead to increased shareholder value. The investments we make and our success in 2019 situate us well for the future.”

Summary of Fourth-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended Dec. 31,			For the Twelve Months Ended Dec. 31,
	2019	2018	%	2019	2018	%
Private Banks:
Revenues	$118,675	$121,358	(2)%	$470,276	$483,097	(3)%
Expenses	113,596	114,379	(1)%	443,136	457,894	(3)%
Operating Profit	5,079	6,979	(27)%	27,140	25,203	8%
Operating Margin	4%	6%		6%	5%

Investment Advisors:
Revenues	105,862	97,457	9%	403,778	399,089	1%
Expenses	53,939	53,647	1%	208,508	212,439	(2)%
Operating Profit	51,923	43,810	19%	195,270	186,650	5%
Operating Margin	49%	45%		48%	47%

Institutional Investors:
Revenues	80,503	80,908	(1)%	322,062	333,299	(3)%
Expenses	38,554	40,919	(6)%	153,937	163,536	(6)%
Operating Profit	41,949	39,989	5%	168,125	169,763	(1)%
Operating Margin	52%	49%		52%	51%

Investment Managers:
Revenues	114,759	102,380	12%	440,796	398,076	11%
Expenses	72,698	67,738	7%	282,024	259,693	9%
Operating Profit	42,061	34,642	21%	158,772	138,383	15%
Operating Margin	37%	34%		36%	35%

Investments in New Businesses:
Revenues	3,426	2,954	16%	12,973	10,606	22%
Expenses	8,997	6,164	46%	29,660	22,971	29%
Operating Loss	(5,571)	(3,210)	NM	(16,687)	(12,365)	NM

Totals:
Revenues	$423,225	$405,057	4%	$1,649,885	$1,624,167	2%
Expenses	287,784	282,847	2%	1,117,265	1,116,533	—%
Corporate Overhead Expenses	19,351	19,248	1%	72,196	65,646	10%
Income from Operations	$116,090	$102,962	13%	$460,424	$441,988	4%

Fourth-Quarter Business Highlights:

•
Revenues from Asset management, administration, and distribution fees increased primarily from higher assets under administration in our Investment Managers segment due to sales of new business and market appreciation.

•
Our average assets under administration increased $88.8 billion, or 15%, to $671.5 billion in the fourth-quarter 2019, as compared to $582.7 billion during the fourth-quarter 2018 (see attached Average Asset Balances schedules for further details).

•
Our average assets under management, excluding LSV, increased $20.8 billion, or 10%, to $239.2 billion in the fourth-quarter 2019, as compared to $218.4 billion during the fourth-quarter 2018 (see attached Average Asset Balances schedules for further details).

•
Sales events, net of client losses, during fourth-quarter 2019 totaled approximately $26.1 million and are expected to generate net annualized recurring revenues of approximately $17.5 million when contract values are fully realized. For the year ended 2019, sales events, net of client losses, totaled $87.5 million and are expected to generate net annualized recurring revenues of approximately $62.5 million when contract values are fully realized.

•
Our earnings from LSV increased by $2.7 million, or 8%, to $39.1 million in fourth-quarter 2019 as compared to $36.4 million in fourth-quarter 2018. The increase in earnings was due to higher assets under management from market appreciation. The increase was partially offset by negative cash flows from existing clients, client losses and reduced performance fees earned by LSV.

•
We capitalized $7.1 million of software development costs in fourth-quarter 2019 for continued enhancements to the SEI Wealth PlatformSM (SWP). Amortization expense related to SWP was $10.7 million in fourth-quarter 2019.

•
Stock-based compensation expense in fourth-quarter 2019 increased $1.6 million as compared to fourth-quarter 2018 and $3.6 million as compared to third-quarter 2019 primarily due to a change in our estimate of the timing of when stock option vesting targets would be achieved. The sequential increase in expense from third-quarter 2019 represents a $0.02 diluted earnings per share impact. We expect stock-based compensation expense during 2020 to be approximately $30.1 million as compared to $24.6 million during 2019 as a result of new options granted in fourth-quarter 2019 that carry a higher per share cost valuation.

•
Our operating expenses increased $11.5 million during fourth-quarter 2019 as compared to third-quarter 2019. This increase was primarily due to the increase in stock-based compensation expense, increased direct costs related to increased revenues, and year-end processing costs.

•	Our effective tax rates were 19.5% in fourth-quarter 2019 and 19.2% in fourth-quarter 2018.

•
We repurchased 1.3 million shares of our common stock for $81.2 million during the fourth-quarter 2019. For the year ended 2019, we repurchased 6.2 million shares of our common stock for $348.3 million.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern Time on Jan. 29, 2020. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 866-207-1041; (International) 402-970-0847; Access Code: 7950631.

About SEI
After 50 years in business, SEI (NASDAQ:SEIC) remains a leading global provider of investment processing, investment management, and investment operations solutions that help corporations, financial institutions, financial advisors, and ultra-high-net-worth families create and manage wealth.
As of Dec. 31, 2019, through its subsidiaries and partnerships in which the company has a significant interest, SEI manages, advises or administers $1 trillion in hedge, private equity, mutual fund and pooled or separately managed assets, including $352 billion in assets under management and $683 billion in client assets under administration. For more information, visit seic.com.
This release contains forward looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology such as ‘‘may’’, ‘‘will’’, ‘‘expect’’, ‘‘believe’’ and ‘‘continue’’ or ‘‘appear.’’ Our forward-looking statements include our current expectations as to:

•	revenue that we believe will be generated by sales events that occurred during the quarter,

•	the growth and momentum of our businesses,

•	the degree to which our unique position across financial technology, operations and investments provide growth opportunities,

•	the degree to which our investments will position us to take advantage of market opportunities,

•	whether our current initiatives will create growth opportunities that will lead to increased shareholder value, and

•	whether we are positioned well for the future.
You should not place undue reliance on our forward-looking statements as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended Dec. 31,		For the Twelve Months Ended Dec. 31,
	2019	2018	2019	2018

Asset management, admin. and distribution fees	$337,232	$314,685	$1,307,044	$1,270,180
Information processing and software servicing fees	85,993	90,372	342,841	353,987

Total revenues	423,225	405,057	1,649,885	1,624,167

Subadvisory, distribution and other asset mgmt. costs	46,458	44,798	181,418	180,488
Software royalties and other information processing costs	7,274	7,987	29,993	32,449
Compensation, benefits and other personnel	131,004	132,126	517,917	511,258
Stock-based compensation	9,027	7,409	24,582	23,805
Consulting, outsourcing and professional fees	50,235	49,956	194,560	200,862
Data processing and computer related	22,544	21,312	88,058	84,790
Facilities, supplies and other costs	20,307	18,755	72,078	70,840
Amortization	13,012	12,475	51,419	48,895
Depreciation	7,274	7,277	29,436	28,792

Total expenses	307,135	302,095	1,189,461	1,182,179

Income from operations	116,090	102,962	460,424	441,988

Net gain (loss) on investments	1,053	135	3,174	(325)
Interest and dividend income	3,845	4,251	16,582	13,397
Interest expense	(153)	(134)	(630)	(645)
Equity in earnings of unconsolidated affiliate	39,133	36,385	151,891	159,791

Income before income taxes	159,968	143,599	631,441	614,206

Income taxes	31,231	27,565	130,015	108,338

Net income	$128,737	$116,034	$501,426	$505,868

Basic earnings per common share	$0.86	$0.75	$3.31	$3.23

Shares used to calculate basic earnings per share	150,131	155,057	151,540	156,579

Diluted earnings per common share	$0.84	$0.73	$3.24	$3.14

Shares used to calculate diluted earnings per share	153,672	158,770	154,901	161,232

Dividends declared per common share	$0.35	$0.33	$0.68	$0.63

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	Dec. 31,	Dec. 31,
	2019	2018
Assets
Current Assets:
Cash and cash equivalents	$841,446	$754,525
Restricted cash	3,101	3,514
Receivables from investment products	54,165	49,869
Receivables, net of allowance for doubtful accounts of $1,201 and $718	340,358	315,336
Securities owned	33,486	30,892
Other current assets	32,289	36,676
Total Current Assets	1,304,845	1,190,812

Property and Equipment, net of accumulated depreciation of $353,453 and $338,206	160,859	145,863
Operating Lease Right-of-Use Assets	42,789	—
Capitalized Software, net of accumulated amortization of $442,677 and $395,171	296,068	309,500
Investments Available for Sale	116,917	111,901
Investments in Affiliated Funds, at fair value	5,988	4,887
Investment in Unconsolidated Affiliate	67,413	52,342
Goodwill	64,489	64,489
Intangible Assets, net of accumulated amortization of $8,773 and $5,090	27,987	31,670
Deferred Contract Costs	30,991	24,007
Deferred Income Taxes	2,822	2,042
Other Assets, net	30,202	34,155
Total Assets	$2,151,370	$1,971,668

Liabilities and Equity
Current Liabilities:
Accounts payable	$4,423	$10,920
Accrued liabilities	272,801	279,634
Current portion of long-term operating lease liabilities	9,156	—
Deferred revenue	7,185	5,154
Total Current Liabilities	293,565	295,708

Long-term Taxes Payable	803	803
Deferred Income Taxes	55,722	57,795
Long-term Operating Lease Liabilities	38,450	—
Other Long-term Liabilities	24,052	24,215
Total Liabilities	412,592	378,521

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 149,745 and 153,634 shares issued and outstanding	1,497	1,536
Capital in excess of par value	1,158,900	1,106,641
Retained earnings	601,885	517,970
Accumulated other comprehensive loss, net	(23,504)	(33,000)
Total Shareholders' Equity	1,738,778	1,593,147
Total Liabilities and Shareholders' Equity	$2,151,370	$1,971,668

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2018	2019	2019	2019	2019
Private Banks:
Equity and fixed-income programs	$20,453	$22,369	$22,563	$22,580	$23,851
Collective trust fund programs	4	4	4	4	4
Liquidity funds	3,633	3,753	3,322	3,695	3,405
Total assets under management	$24,090	$26,126	$25,889	$26,279	$27,260
Client assets under administration	20,226	22,886	23,387	23,985	25,801
Total assets	$44,316	$49,012	$49,276	$50,264	$53,061

Investment Advisors:
Equity and fixed-income programs	$55,395	$61,277	$64,591	$65,059	$67,895
Collective trust fund programs	7	5	6	4	4
Liquidity funds	5,948	4,362	2,618	2,673	2,887
Total assets under management	$61,350	$65,644	$67,215	$67,736	$70,786

Institutional Investors:
Equity and fixed-income programs	$78,765	$82,578	$82,335	$82,659	$84,291
Collective trust fund programs	79	79	78	81	83
Liquidity funds	2,234	2,529	2,173	2,290	1,746
Total assets under management	$81,078	$85,186	$84,586	$85,030	$86,120
Client assets under advisement	3,359	3,694	3,598	4,467	3,948
Total assets	$84,437	$88,880	$88,184	$89,497	$90,068

Investment Managers:
Equity and fixed-income programs	$89	$—	$—	$—	$—
Collective trust fund programs	42,804	49,232	51,838	53,169	58,070
Liquidity funds	336	704	472	477	479
Total assets under management	$43,229	$49,936	$52,310	$53,646	$58,549
Client assets under administration (A)	552,318	585,997	607,086	637,986	657,541
Total assets	$595,547	$635,933	$659,396	$691,632	$716,090

Investments in New Businesses:
Equity and fixed-income programs	$1,257	$1,466	$1,566	$1,621	$1,688
Liquidity funds	189	218	141	132	158
Total assets under management	$1,446	$1,684	$1,707	$1,753	$1,846
Client assets under advisement	687	729	887	825	1,343
Total assets	$2,133	$2,413	$2,594	$2,578	$3,189

LSV Asset Management:
Equity and fixed-income programs (B)	$96,114	$103,163	$103,575	$100,295	$107,476

Total:
Equity and fixed-income programs (C)	$252,073	$270,853	$274,630	$272,214	$285,201
Collective trust fund programs	42,894	49,320	51,926	53,258	58,161
Liquidity funds	12,340	11,566	8,726	9,267	8,675
Total assets under management	$307,307	$331,739	$335,282	$334,739	$352,037
Client assets under advisement	4,046	4,423	4,485	5,292	5,291
Client assets under administration (D)	572,544	608,883	630,473	661,971	683,342
Total assets	$883,897	$945,045	$970,240	$1,002,002	$1,040,670

(A)	Client assets under administration in the Investment Managers segment include $50.8 billion of assets that are at fee levels below our normal full-service assets (as of Dec. 31, 2019).

(B)	Equity and fixed-income programs include $2.5 billion of assets managed by LSV in which fees are based on performance only (as of Dec. 31, 2019).

(C)	Equity and fixed-income programs include $6.0 billion of assets invested in various asset allocation funds at Dec. 31, 2019.

(D)	In addition to the numbers presented, SEI also administers an additional $13.1 billion in Funds of Funds assets (as of
Dec. 31, 2019) on which SEI does not earn an administration fee.

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2018	2019	2019	2019	2019
Private Banks:
Equity and fixed-income programs	$21,383	$21,831	$22,088	$22,432	$23,106
Collective trust fund programs	4	4	4	4	4
Liquidity funds	3,265	3,706	3,388	3,625	3,581
Total assets under management	$24,652	$25,541	$25,480	$26,061	$26,691
Client assets under administration	21,608	22,098	23,124	23,717	24,930
Total assets	$46,260	$47,639	$48,604	$49,778	$51,621

Investment Advisors:
Equity and fixed-income programs	$59,954	$58,732	$62,419	$64,761	$66,371
Collective trust fund programs	4	5	6	5	4
Liquidity funds	3,452	5,298	3,465	2,580	2,673
Total assets under management	$63,410	$64,035	$65,890	$67,346	$69,048

Institutional Investors:
Equity and fixed-income programs	$81,833	$81,725	$82,597	$82,398	$83,304
Collective trust fund programs	75	79	78	80	82
Liquidity funds	2,449	2,375	2,342	2,287	2,106
Total assets under management	$84,357	$84,179	$85,017	$84,765	$85,492
Client assets under advisement	3,566	3,494	3,641	3,797	4,106
Total assets	$87,923	$87,673	$88,658	$88,562	$89,598

Investment Managers:
Equity and fixed-income programs	$96	$—	$—	$—	$—
Collective trust fund programs	44,009	47,322	50,108	52,587	55,499
Liquidity funds	480	559	497	460	642
Total assets under management	$44,585	$47,881	$50,605	$53,047	$56,141
Client assets under administration (A)	561,043	572,065	600,509	630,328	646,592
Total assets	$605,628	$619,946	$651,114	$683,375	$702,733

Investments in New Businesses:
Equity and fixed-income programs	$1,198	$1,394	$1,436	$1,609	$1,649
Liquidity funds	179	202	178	142	145
Total assets under management	$1,377	$1,596	$1,614	$1,751	$1,794
Client assets under advisement	958	708	917	842	1,044
Total assets	$2,335	$2,304	$2,531	$2,593	$2,838

LSV Asset Management:
Equity and fixed-income programs (B)	$99,791	$104,517	$102,919	$100,094	$104,814

Total:
Equity and fixed-income programs (C)	$264,255	$268,199	$271,459	$271,294	$279,244
Collective trust fund programs	44,092	47,410	50,196	52,676	55,589
Liquidity funds	9,825	12,140	9,870	9,094	9,147
Total assets under management	$318,172	$327,749	$331,525	$333,064	$343,980
Client assets under advisement	4,524	4,202	4,558	4,639	5,150
Client assets under administration (D)	582,651	594,163	623,633	654,045	671,522
Total assets	$905,347	$926,114	$959,716	$991,748	$1,020,652

(A)	Average client assets under administration in the Investment Managers segment during fourth-quarter 2019 include $50.8 billion that are at fee levels below our normal full-service assets.

(B)	Equity and fixed-income programs include $2.4 billion of average assets managed by LSV in which fees are based on performance only during fourth-quarter 2019.

(C)	Equity and fixed-income programs include $6.0 billion of average assets invested in various asset allocation funds during fourth-quarter 2019.

(D)
In addition to the numbers presented, SEI also administers an additional $13.1 billion of average assets in Funds of Funds assets during fourth-quarter 2019 on which SEI does not earn an administration fee.